Exhibit 99.2

Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Information is presented on a GAAP basis Note: Q1'08 actual EPS reflects the acquisition of Komag, Inc. and a one-time net tax charge of $60M. Q2'09 includes restructuring charge of $113M (r) Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY07 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 TAM 118.8 113.0 111.8 133.6 143.7 131.6 131.9 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.0 167.5 Share 20.7% 21.7% 22.3% 22.0% 23.9% 26.3% 26.7% 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.9% 31.2% Units (HDD) 24.5 24.5 24.9 29.4 34.2 34.5 35.2 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 52.2 ASP $58 $58 $55 $59 $61 $59 $56 $53 $51 $50 $48 $49 $52 $51 $47 $46 $47 Revenue $1,428 $1,410 $1,367 $1,766 $2,204 $2,111 $1,993 $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 Gross Margin $255 $222 $205 $323 $513 $477 $425 $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 Gross Margin % 17.9% 15.7% 15.0% 18.3% 23.3% 22.6% 21.3% 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% R&D $77 $75 $79 $91 $122 $123 $128 $133 $119 $125 $132 $142 $154 $160 $154 $167 $169 SG&A $56 $32 $47 $48 $59 $56 $56 $57 $42 $49 $52 $53 $60 $64 $88 $59 $66 Other $ - $ - $ - $49 $ - $ - $ - $ - $113 $18 ($23) $ - $ - $ - $ - $ - $ - Total Operating Expenses $133 $107 $126 $188 $181 $179 $184 $190 $274 $192 $161 $195 $214 $224 $242 $226 $235 Operating Income $122 $115 $79 $135 $332 $298 $241 $234 $16 $61 $209 $319 $473 $441 $293 $211 $240 Net Income $128 $121 $212 $69 $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 EPS $0.57 $0.53 $0.94 $0.31 $1.35 $1.23 $0.94 $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 $0.96 Diluted Shares Outstanding 226 226 225 224 226 227 227 226 224 226 227 230 232 234 235 234 235 Top 10 Customers Revenue 49% 46% 48% 46% 47% 48% 53% 51% 49% 47% 52% 56% 55% 51% 52% 50% 48% Revenue by Channel OEM 46% 47% 47% 50% 48% 50% 57% 56% 57% 48% 54% 52% 48% 49% 54% 50% 45% Distributors 37% 34% 36% 31% 34% 34% 24% 26% 21% 30% 29% 31% 30% 33% 29% 32% 33% Retail 17% 19% 17% 19% 18% 16% 19% 18% 22% 22% 17% 17% 22% 18% 17% 18% 22% Revenue by Geography Americas 38% 36% 40% 34% 32% 28% 29% 23% 23% 26% 24% 22% 25% 24% 25% 23% 22% Europe 32% 29% 26% 33% 32% 31% 25% 29% 29% 28% 22% 22% 25% 24% 21% 23% 25% Asia 30% 35% 34% 33% 36% 41% 46% 48% 48% 46% 54% 56% 50% 52% 54% 54% 53% Compute Units Notebook 2.032 2.960 2.986 4.785 7.134 8.819 9.878 12.411 11.187 7.932 14.670 16.528 17.735 17.072 16.802 16.582 17.385 Desktop 16.519 15.399 15.731 16.674 18.331 17.834 15.863 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 20.411 Non-Compute Units Consumer Electronics 2.714 2.579 2.692 3.707 4.077 3.109 4.097 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 4.709 Branded 2.254 2.596 2.317 2.910 3.390 3.456 4.081 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 7.427 Enterprise Units 0.943 0.978 1.127 1.281 1.280 1.324 1.266 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 2.284 Total HDD Units 24.462 24.512 24.853 29.357 34.212 34.542 35.185 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 52.216 Amounts in millions; except per share amounts, ASP percentages. Americas 35% Asia 35% Europe 30% Americas 24% Asia 53% Europe 23% Revenue by Geography Rolling Four Quarters Ending Q2 FY08 Revenue by Geography Rolling Four Quarters Ending Q2 FY11 (CHART) (CHART) (CHART)

Page ? 2 (r) Free Cash Flow Return on Assets R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin 18%-23% Operating Expense 9%-10% Operating Income 8%-14% Tax 6%-9% of Income Before Tax Capital Expenditures 7%-8% (+up to $200M in FY11 for conversion to 8" wafers) Inventory Turns 12-16 Turns Conversion Cycle 4-8 Days Note: Information is presented on a GAAP basis Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY07 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 Cash and Cash Equivalents $676 $704 $700 $651 $917 $917 $1,104 $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 Debt $49 $27 $22 $1,018 $775 $514 $509 $507 $504 $502 $482 $463 $444 $425 $400 $375 $350 Net Cash and Cash Equivalents $627 $677 $678 ($367) $142 $403 $595 $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 Cash Flow From Operations $184 $164 $154 $219 $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 Free Cash Flow $74 $94 $69 $56 $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 Capital Expenditures $110 $70 $85 $163 $169 $137 $146 $162 $140 $106 $111 $176 $199 $177 $185 $200 $250 Depreciation and Amortization $50 $55 $61 $78 $111 $111 $113 $117 $122 $119 $122 $121 $126 $128 $134 $150 $151 EBITDA $172 $170 $140 $213 $443 $409 $354 $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 Accounts Receivable, Net $668 $715 $697 $985 $1,086 $1,014 $1,010 $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 Inventory Raw Materials $17 $12 $12 $165 $171 $153 $144 $129 $124 $104 $97 $96 $102 $115 $159 $155 $141 Work in Process $90 $86 $94 $145 $131 $131 $145 $168 $159 $152 $154 $173 $212 $254 $255 $266 $274 Finished Goods $158 $145 $153 $151 $157 $171 $167 $180 $163 $129 $125 $126 $139 $138 $146 $140 $153 Inventory, Net $265 $243 $259 $461 $459 $455 $456 $477 $446 $385 $376 $395 $453 $507 $560 $561 $568 Property, Plant and Equipment, Net $637 $672 $741 $1,516 $1,560 $1,529 $1,668 $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 Accounts Payable $816 $851 $882 $1,106 $1,216 $1,144 $1,181 $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 Days Sales Outstanding 43 46 46 51 45 44 46 47 46 47 47 47 47 43 48 50 46 Days Inventory Outstanding 20 19 20 29 25 25 27 26 27 26 24 21 21 23 28 26 26 Days Payables Outstanding 63 65 69 70 66 64 69 66 64 68 69 72 71 69 74 79 74 Cash Conversion Cycle - - (3) 10 4 5 4 7 9 5 2 (4) (3) (3) 2 (3) (2) Inventory Turns 18 20 18 13 15 14 14 14 14 14 15 17 17 16 13 14 14 Shares Repurchased - 1.5 2.5 0.8 - 1.5 - 1.2 - - - - - - - 1.8 - Shares Repurchased $ $ - $29 $45 $16 $ - $44 $ - $36 $ - $ - $ - $ - $ - $ - $ - $50 $ - Remaining Amount Authorized $136 $107 $62 $46 $46 $502 $502 $466 $466 $466 $466 $466 $466 $466 $466 $416 $416 R4Q ROIC 34.0% 32.3% 28.7% 27.3% 31.4% 33.8% 34.0% 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% R4Q ROA 19.4% 18.7% 16.8% 16.4% 19.0% 20.7% 21.2% 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% Worldwide Headcount 27,055 27,277 29,572 41,263 42,534 41,876 50,072 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 Balance sheet, cash flows, earnings and share repurchase amounts in millions (CHART) (CHART) (CHART) (CHART)

Page ? 3 Footnotes FY08 and Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates Revenue by Channel, Revenue by Geography and Units excludes WD TV Media Players without hard drives, WD Livewire, SSD and media Worldwide Headcount excludes temporary employees (r) Formulas Share = Units / TAM ASP = Revenue / Units Free Cash Flow = Cash Flow from Operations - Capital Expenditures Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days) Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days) Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days) Cash Conversion Cycle = DSO + DIO - DPO Inventory Turns = 364 days / DIO R4Q ROIC = (Net Income from Continuing Operations + Interest Expense) / (Equity + Debt) R4Q ROA = Net Income from Continuing Operations / Average Total Assets